UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey M. Songer as Chief Operating Officer

On March 10, 2016, Kansas City Southern (the “Company”) appointed Jeffrey M. Songer, age 46, as its Executive Vice President and Chief Operating Officer, effective April 1, 2016. Mr. Songer previously served as the Company’s Senior Vice President Engineering and Chief Transportation Officer since August 2014. Mr. Songer was Vice President and Chief Engineer for The Kansas City Southern Railway Company (KCSR) from June 2012 to July 2014. Prior to serving as KCSR’s Vice President and Chief Engineer, Mr. Songer served as Assistant Vice President — Engineering and Planning from March 2011 to June 2012, and as its General Director — Planning, Scheduling & Administration from January 2007 to March 2011.

Under Mr. Songer’s employment agreement with KCSR (the “Employment Agreement”), he will be entitled to an annual base salary as approved by the Compensation and Organization Committee of the Board of Directors (the “Committee”) and to participate in all benefit plans and programs generally available to executives of the Company.

If Mr. Songer is terminated without cause (as defined in the Employment Agreement) he will be entitled to severance equal to one year of his annual base salary and continued health insurance coverage. If he is terminated without cause or leaves for good reason within two years following a change of control (each is defined in the Employment Agreement) he is entitled to the same severance pay and benefits plus a lump sum payment equal to 160% of two times his base salary, less any other severance payments made, and all unvested equity awards will become vested and exercisable.

The Employment Agreement also contains standard confidentiality restrictions on Mr. Songer and a one year non-compete restriction. The above description is qualified by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Annual Incentive Plan

On March 10, 2016, the Committee of the Board of Directors of the Company amended and restated the Company’s Annual Incentive Plan to make certain immaterial, technical amendments. A copy of this plan is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

Number	Description

10.1	Employment Agreement, dated February 18, 2015, between The Kansas City Southern Railway Company and Jeffrey M. Songer

10.2	Kansas City Southern Annual Incentive Plan, as amended and restated as of March 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Corporate Secretary

Date: March 15, 2016

INDEX TO EXHIBITS

Number	Description

10.1	Employment Agreement, dated February 18, 2015, between The Kansas City Southern Railway Company and Jeffrey M. Songer

10.2	Kansas City Southern Annual Incentive Plan, as amended and restated as of March 10, 2016